                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1

                                       TO

                             SHAREHOLDERS AGREEMENT

            AMENDMENT NO. 1, dated as of February 20, 2002 (the "Amendment No. 1"), to the SHAREHOLDERS AGREEMENT, dated as of November 21, 2001 (the "Shareholders Agreement"), of Allied World Assurance Holdings, Ltd, a limited liability company organized under the laws of Bermuda (together with any successor thereto, the "Company").

                              W I T N E S S E T H

            WHEREAS, the Company, each of the Founders, Securitas and Non-Founder Shareholders holding at least the requisite number of outstanding Common Stock desire to amend the Shareholders Agreement, pursuant to Section 7.7 thereof, as set forth in this Amendment No. 1; and

            WHEREAS, all capitalized terms used but not defined in this Amendment No. 1 shall have the meanings set forth in Annex A to the Shareholders Agreement.

            NOW, THEREFORE, the Shareholders and the Company agree as follows:

1. The definition of "Registrable Securities" set forth in Annex A to the Shareholders Agreement is hereby deleted in its entirety and the following definition shall be inserted in lieu thereof:

          "Registrable Securities" shall mean (i) any shares of Common Stock issued pursuant to the Subscription Agreements, (ii) any shares of Common Stock issued pursuant to, or issuable upon exercise of, the Warrants,
      (iii) any shares of Common Stock issued pursuant to an exercise of preemptive rights under Section 4.11, (iv) any shares of Common Stock issued to an officer, director or employee of the Company or any of its subsidiaries, whether such issuance is pursuant to a subscription, the exercise of a warrant or otherwise; provided, that the Board shall have determined that such shares of Common Stock shall be Registrable Securities hereunder, and (v) any shares of Common Stock issued in exchange for, in replacement of or otherwise in respect of any such shares in clauses (i), (ii), (iii) and (iv) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (1) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (2) when such

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      securities shall have been sold under Rule 144 under the Securities Act or
      (3) (a) in the case of unissued shares issuable pursuant to the Warrants or any warrants or other rights contemplated by (iv) above, upon expiration of such Warrants, warrants or other rights, and (b) otherwise, when such shares of Common Stock shall have ceased to be outstanding.

2. The Shareholders Agreement, as amended by this Amendment No. 1, shall remain in full force and effect in accordance with its terms. All references to the "Agreement" contained in the Shareholders Agreement shall be references to the Shareholders Agreement as amended by this Amendment No. 1.

3. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to the Shareholders Agreement as of the day and year first above written.


                                    ALLIED WORLD ASSURANCE HOLDINGS, LTD


                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    AMERICAN INTERNATIONAL GROUP, INC.


                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    THE CHUBB CORPORATION


                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CHUBB ATLANTIC INDEMNITY, LTD.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    GS CAPITAL PARTNERS 2000, L.P.
                                    By: GS Advisors 2000, L.L.C.
                                        Its General Partner

                                    By
                                       ---------------------------------------

                                    GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.
                                    By: GS Advisors 2000, L.L.C.
                                        Its General Partner

                                    By
                                       ---------------------------------------

                                    GS CAPITAL PARTNERS 2000 GmbH& CO.
                                    BETEILIGUNGS KG
                                    By: Goldman Sachs Management GP GmbH
                                        Its General Partner

                                    By
                                       ---------------------------------------

                                    GS CAPITAL PARTNERS 2000 EMPLOYEE
                                    FUND, L.P.
                                    By: GS Employee Funds 2000 GP, L.L.C.
                                        Its General Partner

                                    By
                                       ---------------------------------------

                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C.
                                        Its General Partner

                                    By
                                       ---------------------------------------

                                    BRIDGE STREET SPECIAL OPPORTUNITIES
                                    FUND 2000, L.P.
                                    By: Bridge Street Special Opportunities
                                        2000, L.L.C.
                                        Its General Partner

                                    By
                                       ---------------------------------------

                                    SECURITAS ALLIED HOLDINGS, LTD

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CHAIRMAN OF THE BOARD OF ALLIED WORLD
                                    ASSURANCE HOLDINGS, LTD, or his appropriate designee, on behalf of each of the Non-Founder Shareholders listed on the attached Annex A, pursuant to the respective proxy granted by each such Non-Founder Shareholder

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


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